UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2007

IndyMac Residential Mortgage-Backed Trust, Series 2007-L1
(as issuing entity)

IndyMac ABS, Inc.
(as depositor)

IndyMac Bank, F.S.B.
(as sponsor)

Delaware	333-134691-09	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On March 27, 2007 (the “Closing Date”), a series of certificates, entitled IndyMac Residential Mortgage-Backed Trust, Series 2007-L1 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of March 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among IndyMac ABS, Inc. as depositor (the “Depositor”), IndyMac Bank F.S.B. (“IndyMac Bank”) as seller (the “Seller”) and as servicer (the “Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of six classes of certificates (collectively, the “Certificates”), designated as the Class A Certificates, Class M Certificates, Class B Certificates, Class C Certificates, Class P Certificates and Class R Certificates. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool (the “Mortgage Pool”) of fixed rate and adjustable-rate residential lot mortgage loans (the “Mortgage Loans”) that were transferred to the Trust Fund on the Closing Date. The Mortgage Loans had an aggregate principal balance of $77,286,109.65 as of March 1, 2007 (the “Cut-off Date”).

The Class A Certificates and Class M Certificates were sold by the Depositor to Credit Suisse Securities (USA) LLC as representative of the underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated March 22, 2007 (the “Underwriting Agreement”) among the Depositor, IndyMac Bank and the Underwriters. The Class B Certificates, Class C Certificates and Class P Certificates were delivered by the Depositor to the Seller as partial consideration for the Mortgage Loans constituting the pool assets. The Class R Certificates were sold to Credit Suisse Securities (USA) LLC.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:
Class Offered Certificates	Initial Certificate Principal Balance(1)	Pass-Through Rate(2)

A	$107,250,000.00	Variable
M	$770,000.00	Variable

(1)	Approximate.
(2)	The pass-through rate on each class Certificates will be based on one-month LIBOR plus the applicable margin set forth in the Agreement, subject to the rate caps described in the Agreement.

The Certificates, other than the Class B Certificates, Class C Certificates, the Class P Certificates and the Class R Certificates, are more particularly described in the Prospectus Supplement, dated March 26, 2007 (the “Prospectus Supplement”), and the Prospectus, dated December 11, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B Certificates, Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

The characteristics, as of the Cut-off Date, of the Mortgage Loans transferred to the Trust Fund on the Closing Date, are described in detail in Exhibit 99.1 attached hereto.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of March 22, 2007, by and among IndyMac ABS, Inc., IndyMac Bank, F.S.B. as Seller and Credit Suisse Securities (USA) LLC as representative of the Underwriters relating to the Series 2007-L1 Certificates.

4.1
Pooling and Servicing Agreement, dated as of March 1, 2007, by and among IndyMac ABS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee, relating to the Series 2007-L1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 21, 2007
INDYMAC ABS, INC.

	By:	/s/ Jill Jacobson
	Name:	Jill Jacobson
	Title:	Vice President

Index to Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of March 22, 2007, by and among IndyMac ABS, Inc., IndyMac Bank, F.S.B. as Seller and Credit Suisse Securities (USA) LLC as representative of the Underwriters relating to the Series 2007-L1 Certificates.

4.1
Pooling and Servicing Agreement, dated as of March 1, 2007, by and among IndyMac ABS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee, relating to the Series 2007-L1 Certificates.